       Fixed Overview Report: CSFB 2005-11 Grp 6

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )			Range
Total Number of Loans		180
Total Outstanding Balance		$104,561,076
Average Loan Balance		$580,895	$186,734	to	$1,463,254
Escrow Balance %		0.14%
WA Mortgage Rate		6.43%	6.13%	to	7.25%
WA Original Term (months)		360	360	to	360
WA Remaining Term (months)		349	274	to	360
WA Age (months)		11	0	to	86
WA LTV		70.02%	31.86%	to	89.90%
WA CLTV		74.67%	30.64%	to	100.00%
WA FICO		739	650	to	810
Balloon		0.00%
California North		9.41%
California South	(ZIP : 90000 - 93600)	24.00%
Size (% of pool)	Jumbo/Super-Jumbo	100.00%
	Conforming (Size=C)	0.00%
Secured by (% of pool)	1st Liens	100.00%
	2st Liens	0.00%
Prepayment Penalty (% of all loans)		15.77%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
CA 33.41%	SFR 66.83%	FL/AL 36.57%	P 46.22%	P	81.44%	0 84.23%	0 80.71%
NY 13.87%	PUD 15.31%	SS 8.74%	CO 36.73%	I	12.29%	36 5.97%	120 18.72%
FL 6.10%	CO 8.93%	NAV/NIV 36.41%	RT 16.52%	S	6.26%	6 3.98%	60 0.57%
NJ 4.70%	2-4F 8.93%	RE 15.59%	CP 0.53%	60 2.38%
AZ 4.37%	LT 1.50%	12 2.32%
OH 3.25%	ALT 1.17%	4 0.57%
NV 3.04%	24 0.56%
MD 2.23%
DC 2.20%
CT 1.99%

__________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
All	104,561,076.42	180	100	580,894.87	6.13	7.25	6.43	6.17	349	11	739	70
orig_balance
300000.01 =< ... < 400000.01	5,116,251.16	14	4.89	365,446.51	6.25	7.25	6.78	6.53	326	34	754	75
400000.01 =< ... < 500000.01	29,520,546.32	67	28.23	440,605.17	6.13	7.13	6.47	6.2	348	12	743	72
500000.01 =< ... < 600000.01	26,609,070.22	49	25.45	543,042.25	6.13	7	6.42	6.16	346	14	739	73
600000.01 =< ... < 700000.01	12,039,976.59	19	11.51	633,682.98	6.13	7	6.39	6.13	354	6	736	74
700000.01 =< ... < 800000.01	4,416,964.87	6	4.22	736,160.81	6.13	6.5	6.27	6.01	346	14	739	66
800000.01 =< ... < 900000.01	3,521,887.39	4	3.37	880,471.85	6.25	6.88	6.59	6.33	357	3	713	62
900000.01 =< ... < 1000000.01	9,707,266.70	10	9.28	970,726.67	6.13	7.25	6.37	6.11	354	6	746	68
1000000.01 =< ... < 1250000.01	6,755,955.47	6	6.46	1,125,992.58	6.13	6.38	6.25	5.99	350	10	732	58
>= 1250000.01	6,873,157.70	5	6.57	1,374,631.54	6.13	6.63	6.36	6.1	358	2	732	60
Sched_Balance
100000.01 =< ... < 200000.01	186,733.87	1	0.18	186,733.87	6.63	6.63	6.63	6.33	279	81	788	68
300000.01 =< ... < 400000.01	7,343,875.83	20	7.02	367,193.79	6.25	7.25	6.73	6.47	324	36	764	71
400000.01 =< ... < 500000.01	28,559,449.62	63	27.31	453,324.60	6.13	7.13	6.46	6.2	347	13	742	73
500000.01 =< ... < 600000.01	25,642,396.99	47	24.52	545,582.91	6.13	7	6.42	6.16	349	11	736	73
600000.01 =< ... < 700000.01	12,216,933.86	19	11.68	642,996.52	6.13	7	6.38	6.13	352	8	736	74
700000.01 =< ... < 800000.01	3,753,418.99	5	3.59	750,683.80	6.13	6.38	6.23	5.97	358	2	728	66
800000.01 =< ... < 900000.01	3,521,887.39	4	3.37	880,471.85	6.25	6.88	6.59	6.33	357	3	713	62
900000.01 =< ... < 1000000.01	10,698,086.00	11	10.23	972,553.27	6.13	7.25	6.36	6.1	350	10	749	68
1000000.01 =< ... < 1250000.01	5,765,136.17	5	5.51	1,153,027.23	6.13	6.38	6.25	6	357	3	724	56
>= 1250000.01	6,873,157.70	5	6.57	1,374,631.54	6.13	6.63	6.36	6.1	358	2	732	60
state TOP 10
CA	34,930,889.45	58	33.41	602,256.71	6.13	7	6.38	6.12	349	11	740	71
Other	25,974,373.39	48	24.84	541,132.78	6.13	7.13	6.44	6.19	344	16	735	72
NY	14,502,954.95	26	13.87	557,805.96	6.25	7	6.55	6.29	350	10	730	68
FL	6,378,989.93	11	6.1	579,908.18	6.13	7	6.38	6.12	351	9	747	64
NJ	4,917,075.94	9	4.7	546,341.77	6.25	7.25	6.51	6.24	355	5	737	72
AZ	4,572,734.72	8	4.37	571,591.84	6.25	6.88	6.38	6.11	358	2	746	68
OH	3,394,571.08	6	3.25	565,761.85	6.13	6.38	6.22	5.97	355	5	751	73
NV	3,178,820.89	4	3.04	794,705.22	6.13	6.75	6.41	6.15	356	4	730	64
MD	2,330,034.75	4	2.23	582,508.69	6.25	6.5	6.35	6.07	358	2	740	75
DC	2,297,525.33	3	2.2	765,841.78	6.13	6.5	6.29	6.04	357	3	724	73
CT	2,083,105.99	3	1.99	694,368.66	6.5	7.25	6.87	6.59	306	54	802	62
Orig_LTV
0 =< ... < 50.01	9,996,335.73	13	9.56	768,948.90	6.13	7.25	6.45	6.18	347	13	735	43
50.01 =< ... < 60.01	9,260,009.95	17	8.86	544,706.47	6.25	6.88	6.41	6.15	351	9	740	56
60.01 =< ... < 70.01	23,006,245.06	32	22	718,945.16	6.13	6.88	6.42	6.15	349	11	737	66
70.01 =< ... < 80.01	61,116,781.42	115	58.45	531,450.27	6.13	7.25	6.42	6.17	349	11	741	78
80.01 =< ... < 90.01	1,181,704.26	3	1.13	393,901.42	6.88	6.88	6.88	6.63	321	39	706	88
Curr_Rate
6 =< ... < 6.25	10,648,553.17	15	10.18	709,903.54	6.13	6.13	6.13	5.88	356	4	747	68
6.25 =< ... < 6.5	53,292,008.54	87	50.97	612,551.82	6.25	6.38	6.29	6.03	356	4	737	69
6.5 =< ... < 6.75	23,514,720.62	42	22.49	559,874.30	6.5	6.63	6.54	6.27	341	19	746	73
6.75 =< ... < 7	13,095,662.65	28	12.52	467,702.24	6.75	6.88	6.82	6.56	334	26	724	72

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
7 =< ... < 7.25	2,726,698.75	6	2.61	454,449.79	7	7.13	7.02	6.77	321	39	738	75
7.25 =< ... < 7.5	1,283,432.69	2	1.23	641,716.35	7.25	7.25	7.25	7	321	39	790	56
Property_Type
2 Family	5,417,592.35	9	5.18	601,954.71	6.25	6.88	6.48	6.2	358	2	734	65
2-4 Family	1,118,620.11	2	1.07	559,310.06	6.75	6.75	6.75	6.55	359	1	722	80
3 Family	2,093,350.99	3	2	697,783.66	6.13	6.5	6.29	6.02	358	2	760	70
4 Family	704,977.02	1	0.67	704,977.02	6.25	6.25	6.25	6	357	3	756	70
Condo	6,553,280.50	13	6.27	504,098.50	6.25	7	6.59	6.35	348	12	728	73
Condo - Low Rise <5 floors	2,788,799.15	5	2.67	557,759.83	6.25	6.75	6.4	6.12	351	9	749	74
PUD	16,006,576.29	25	15.31	640,263.05	6.13	6.63	6.33	6.08	357	3	747	73
Single Family Detached	17,612,345.65	29	16.84	607,322.26	6.25	6.88	6.4	6.12	358	2	734	68
Single Family Residence	52,265,534.36	93	49.99	561,994.99	6.13	7.25	6.44	6.19	341	19	739	69
Purpose
Construction/Permanent	558,291.16	1	0.53	558,291.16	6.75	6.75	6.75	6.5	321	39	654	80
Purchase	48,323,258.32	85	46.22	568,508.92	6.13	7.13	6.44	6.18	348	12	745	76
Refinance - Cashout	38,403,129.39	65	36.73	590,817.38	6.13	7	6.4	6.14	352	8	732	64
Refinance - Rate Term	17,276,397.55	29	16.52	595,737.85	6.13	7.25	6.44	6.18	344	16	742	66
Occupancy
Investment	12,851,266.49	22	12.29	584,148.48	6.13	7.25	6.57	6.32	351	9	746	72
Primary	85,159,336.20	147	81.44	579,315.21	6.13	7.25	6.41	6.15	348	12	738	71
Secondary	6,550,473.73	11	6.26	595,497.61	6.25	6.75	6.43	6.16	357	3	736	59
Orig_Term
360 =< ... < 372	104,561,076.42	180	100	580,894.87	6.13	7.25	6.43	6.17	349	11	739	70
Doc_Type
ALT	1,227,966.51	1	1.17	1,227,966.51	6.13	6.13	6.13	5.88	355	5	732	49
Full	38,240,460.72	72	36.57	531,117.51	6.13	7.25	6.58	6.32	333	27	747	71
Lite Doc	1,572,842.28	3	1.5	524,280.76	6.25	6.25	6.25	6	355	5	701	63
No Income Verification	38,072,398.19	58	36.41	656,420.66	6.13	6.88	6.35	6.08	358	2	734	69
Reduced (partial)	16,304,564.81	30	15.59	543,485.49	6.13	6.75	6.32	6.09	357	3	737	76
Stated / Stated	9,142,843.91	16	8.74	571,427.74	6.13	6.88	6.36	6.09	357	3	740	67
Fico
650 =< ... < 700	19,480,951.42	32	18.63	608,779.73	6.13	6.88	6.41	6.16	352	8	687	70
700 =< ... < 750	42,970,900.82	70	41.1	613,870.01	6.13	7.25	6.46	6.2	352	8	727	69
750 =< ... < 800	35,990,891.85	65	34.42	553,706.03	6.13	7	6.36	6.1	348	12	771	72
800 =< ... < 850	6,118,332.33	13	5.85	470,640.95	6.25	7.25	6.65	6.37	316	44	805	66
Prepay_Months
0	88,069,178.66	155	84.23	568,188.25	6.13	7.25	6.44	6.19	347	13	740	70
12	2,422,015.43	3	2.32	807,338.48	6.38	6.5	6.48	6.18	358	2	739	74
24	583,480.46	1	0.56	583,480.46	6.75	6.75	6.75	6.45	357	3	670	65
36	6,242,112.01	10	5.97	624,211.20	6.13	6.5	6.25	5.99	358	2	755	74
4	593,048.20	1	0.57	593,048.20	6.25	6.25	6.25	6	357	3	772	65
6	4,161,024.85	5	3.98	832,204.97	6.25	6.38	6.26	6.01	358	2	698	64
60	2,490,216.81	5	2.38	498,043.36	6.25	6.75	6.46	6.22	342	18	730	72

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
interest_only_period
0	84,389,956.60	151	80.71	558,873.88	6.13	7.25	6.46	6.2	346	14	740	71
120	19,570,437.67	28	18.72	698,944.20	6.25	6.38	6.27	6.02	358	2	735	67
60	600,682.15	1	0.57	600,682.15	6.25	6.25	6.25	6	356	4	743	76

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.